As filed with the Securities and Exchange Commission on October 1, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 1, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER ITEMS.

On October 1, 2007, Bank of America Corporation (the “Registrant”) announced that it completed its purchase from ABN AMRO Holding NV of ABN AMRO North America Holding Company, the parent company for LaSalle Bank Corporation and its subsidiaries. A copy of the press release announcing the purchase is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
TERESA M. BRENNER
Associate General Counsel

Dated: October 1, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated October 1, 2007